SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report: October 15, 2007
(Date of earliest event reported)

IMPART MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-09358	88-0441338
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers.

Effective on October 22, 2007, our board of directors appointed Mr. Laird Laabs to the executive office of President of our company.  Mr. Laabs replaces Mr. Joseph F. Martinez who served as our Interim President since the position was vacated in September 20007.  Mr. Martinez will continue to serve as our Chief Executive Officer and as a member of  our board of directors.  Mr. Laabs will continue to be compensated according to his existing employment agreement, a copy of which was previously filed with the Securities and Exchange Commission.

The biographical information of Mr. Laabs required by this Item is set forth below.

Laird Laabs. Mr. Laabs has served as our President since October 2007.  Mr. Laabs has served as a member of our board of directors since June 2005, when we acquired Impart, Inc. in a reverse acquisition. Mr. Laabs previously served as our President, Impart Asia-Pacific from May 2007 until October 2007 and Chief Sales Officer from October 2006 until May 2007. Prior to serving as our Chief Sales Officer, Mr. Laabs served as our President from June 2005 until June 2006 and Chief Marketing Officer from June 2006 to October 2006. Mr. Laabs was a co-founder of Impart, Inc. and, prior to the acquisition, he served as one of its directors and as an executive officer since its incorporation in 1984. From 2001 until the acquisition in June 2005, he served as Impart Inc.’s President. Mr. Laabs also served as Vice President and a director of Media SideStreet Corporation, a provider of subscription-based media content, from May 1995 until June 2005, until it was acquired by Impart, Inc. in June 2005.

Effective October 15, 2007, our board of directors determined it was in the best interest of the company to streamline our management structure in order to strengthen the effective management of the company.  Toward that end, our board determined that the executive officer positions of the company shall be the offices of Chief Executive Officer, President, Chief Financial Officer and President, Impart Media Advertising.  Those persons holding the offices of Chief Technology Officer, Chief Creative Officer, Chief Strategy Officer, President, Impart Asia-Pacific  (namely, Mr. Todd Weaver, Mr. J. Scott Campbell, Mr. Steven Corey and Mr. Laird Laabs, respectively)  were given new, non-executive titles.   Each such person will remain with the company although they will no longer be deemed executive officers of the company for the purposes of our reporting obligations to the Securities and Exchange Commission.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Number	Documents

99.1	Press Release, dated October 26, 2007, announcing the appointment of Laird Laabs to the position of President and the management restructuring.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPART MEDIA GROUP, INC.

Date: October 22, 2007	By:	/s/Joseph Martinez
Joseph Martinez
Chief Executive Officer

EXHBIT INDEX

Number	Documents

99.1	Press Release, dated October 26, 2007, announcing the appointment of Laird Laabs to the position of President and the management restructuring.